PRESCOTT CHATELLIER
FONTAINE & WILKINSON, LLP
Certified Public Accountants
Business Consultants

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the comments contained in paragraphs one, two and three in Item 4 to Form 8-K of Micro Laboratories, Inc. dated October 1, 2003

/s/PRESCOTT CHATELLIER
FONTAINE & WILKINSON, LL
(formerly Cayer Prescott Clune & Chatellier, LLP)P

Providence, RI
October 1, 2003